FLEXIBLE PREMIUM VARIABLE ANNUITY - P

Issued Through

SEPARATE ACCOUNT VA HNY

By

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement dated August 16, 2010

to the

Prospectus dated May 1, 2010

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity - P dated May 1, 2010.

The following hereby amends the corresponding paragraphs in the “5. EXPENSES” section in the prospectus:

For the calendar year ended December 31, 2009, TCI received revenue sharing payments (or other marketing and distribution activities) ranging from $3,500 to $32,000 (for a total of $264,750) from the following Fund managers and/or sub-advisers to participate in TCI’s events: Alliance Capital Management L.P., American Century Investment Management, Inc., BlackRock Investment Management, LLC., Columbia Management Advisors, Inc., Evergreen Investments, Federated Investment Management Company, Fidelity Management and Research Company, ING Clarion Real Estate Securities, Janus Capital Management, LLC, Jennison Associates LLC, JPMorgan Investment Management, Inc., Legg Mason, MFS Investment Management, Oppenheimer Funds, Inc., Pacific Investment Management Company LLC, Putnam, Schroders, Transamerica Investment Management, LLC, Van Kampen Asset Management, Vanguard. Please note some of the aforementioned managers and/or subadvisors may not be associated with underlying fund portfolios currently available in this product.

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